                                                                  EXHIBIT 10.19

[NBD LOGO]

Due  August 28, 2000                    $ 565,998.00
   -----------------------------         --------------------------------
No.                                     Date    August 28              , 1995
   -----------------------------            ---------------------------     -

PROMISE TO PAY: For value received, the undersigned (the "Borrower") promises to pay to NBD BANK (the "Bank") or order, at any office of the Bank in the State of Michigan, the sum of Five Hundred Sixty Five Thousand Nine Hundred Ninety Eight and 00/100 * DOLLARS ($565,998.00) plus interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of:

   8.90% per annum (the "Note Rate") until maturity, whether by acceleration or otherwise, and at the rate of 3% per annum above the Note Rate on overdue principal from the date when due until paid; or

       % per annum above the rate announced from time to time by the Bank as its "prime" rate (the "Note Rate"), which rate may not be the lowest rate charged by the Bank to any of its customers, until maturity, whether by acceleration or otherwise, and at the rate of 3% per annum above the Note Rate on overdue principal from the date when due until paid. Each change in the "prime" rate will immediately change the Note Rate.

In no event shall the interest rate exceed the maximum rate allowed by law; any interest payment which would for any reason be deemed unlawful under applicable law shall be applied to principal.

The Borrower will pay this sum in 59 consecutive monthly installments of $11,721.74, including interest, commencing September 28, 1995 with a final payment due August 28, 2000 at which time the entire balance of unpaid principal plus accrued interest shall be due and payable immediately. Each payment will be applied first to accrued interest, then to principal.

LOAN AGREEMENT: [complete if applicable] This note evidences a debt under the terms of a Credit Agreement between the Bank and the Borrower dated August 28, 1995 and any amendments.

PREPAYMENT: If a fixed interest rate is specified above, the Borrower may prepay all or any part of the principal balance of this note on one business day's notice provided that, in addition to all principal, interest and costs owing at the time of prepayment, the Borrower pays a prepayment premium equal to the Current Value of (i) the interest that would have accrued on the amount prepaid at the Note Rate, minus (ii) the interest that could accrue on the amount prepaid at the Treasury Rate. In both cases, interest will be calculated from the prepayment date to the maturity dates of the installments being prepaid. Such maturity dates shall be determined by applying the prepayment to the scheduled installments of principal in their inverse order of maturity. "Treasury Rate" means the yield, as of the date of prepayment, on United States Treasury bills, notes or bonds, selected by the Bank in its discretion, having maturities comparable to the scheduled maturities of the installments being prepaid. "Current Value" means the net present value of the dollar amount of the interest to be earned, discounted at the Treasury Rate. In no event shall the prepayment premium be less than zero. The Borrower's notice of its intent to prepay shall be irrevocable. If the balance of this note is accelerated in accordance with the terms of this note, the resulting balance due shall be considered a prepayment due and payable as of the date of acceleration. The Borrower agrees that the prepayment premium is a reasonable estimate of loss and not a penalty. The prepayment premium is payable as liquidated damages for the loss of bargain and its payment shall not in any way reduce, affect or impair any other obligation of the Borrower under this note.

SECURITY: To secure the payment of this note and any other present or future liability of the Borrower, whether several, joint, or joint and several, the Borrower pledges and grants to the Bank a continuing security interest in the following described property and all of its additions, substitutions, increments, proceeds and products, whether now owned or later acquired ("Collateral"):

1. All securities and other property of the Borrower in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity);
2. All property or securities declared or acknowledged to constitute security for any past, present or future liability of the Borrower to the Bank;
3. All balances of deposit accounts of the Borrower with the Bank;
4. The following additional property:  Aspect Teleset Customview Director 24 LIC

--------------------------------------------------------------------------------

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BANK'S RIGHT TO SETOFF: The Bank shall have the right at any time to apply its own debt or liability to the Borrower or to any other party liable on this note in whole or partial payment of this note or other present or future liabilities, without any requirement of mutual maturity.

REPRESENTATIONS BY BORROWER: Each Borrower represents: (a) that the execution and delivery of this Note and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this Note is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Borrower, if other than a natural person, further represents: (a) that it is duly organized, existing and in good standing under the laws where it is organized; and (b) that the execution and delivery of this Note and the performance of the obligations it imposes (i) are within its powers; (ii) have been duly authorized by all necessary action of its governing body; and (iii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement governing its affairs.

WAIVER OF JURY TRIAL: The Bank and the Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this note or any related instrument or agreement or any of the transactions contemplated by this note or any course of conduct, dealing, statements, whether oral or written, or actions of either of them. Neither the Bank nor the Borrower shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrower except by a written instrument executed by both of them.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS INCLUDING EVENTS OF DEFAULT

                                                                       BORROWER:

Address:  22000 Garrison Avenue                 National TechTeam, Inc.
        ---------------------------             -------------------------------
          Dearborn, MI  48124
        ---------------------------

Address:                                        By: Lawrence A. Mills
        --------------------------              -------------------------------
                                                    Lawrence A. Mills, CFO
        --------------------------
                                                -------------------------------

Approved by  8470   N  / X /
                   PN  /   /
                    R  /   /
                   PR  /   /
                    S  /   /
                  SUPP / X /
                    U  /   /    CK DDA #6024504

                        ADDITIONAL TERMS AND CONDITIONS

EVENTS OF DEFAULT/ACCELERATION: If any of the following events occurs:
1. The Borrower or any guarantor of this note ("Guarantor") fails to pay when due any amount payable under this note or under any agreement or instrument evidencing debt to any creditor;
2. The Borrower or any Guarantor (a) fails to observe or perform any other term of this note; (b) makes any materially incorrect or misleading representation, warranty, or certificate to the Bank; (c) makes any materially incorrect or misleading representation in any financial statement or other information delivered to the Bank; or (d) defaults under the terms of any agreement or instrument relating to any debt for borrowed money (other than the debt evidenced by this note) such that the creditor declares the debt due before its maturity;
3. There is a default under the terms of any loan agreement, mortgage, security agreement, or any other document executed as part of the loan evidenced by this note, or any guaranty of the loan evidenced by this note becomes unenforceable in whole or in part, or any Guarantor fails to promptly perform under such a guaranty;
4. A "reportable event" (as defined in the Employee Retirement Income Security Act of 1974 as amended) occurs that would permit the Pension Benefit Guaranty Corporation to terminate any employee benefit plan of the Borrower or any affiliate of the Borrower;
5. The Borrower or any Guarantor becomes insolvent or unable to pay its debts as they become due;
6. The Borrower or any Guarantor (a) makes an assignment for the benefit of creditors; (b) consents to the appointment of a custodian, receiver, or trustee for itself or for a substantial part of its assets; or (c) commences any proceeding under any bankruptcy, reorganization, liquidation, insolvency or similar laws of any jurisdiction;
7. A custodian, receiver, or trustee is appointed for the Borrower or any Guarantor or for a substantial part of its assets without its consent and is not removed within 60 days after such appointment;
8. Proceedings are commenced against the Borrower or any Guarantor under any bankruptcy, reorganization, liquidation, or similar laws of any jurisdiction, and such proceedings remain undismissed for 60 days after commencement; or the Borrower or Guarantor consents to the commencement of such proceedings;
9. Any judgment is entered against the Borrower or any Guarantor, or any attachment, levy, or garnishment is issued against any property of the Borrower or any Guarantor;
10. The Borrower or any Guarantor dies;
11. The Borrower or any Guarantor, without the Bank's written consent, (a) is dissolved, (b) merges or consolidates with any third party, (c) leases, sells or otherwise conveys a material part of its assets or business outside the ordinary course of its business, or (d) leases, purchases or otherwise acquires a material part of the assets of any other corporation or business entity except in the ordinary course of business, or (e) agrees to do any of the foregoing (notwithstanding the foregoing, any subsidiary may merge or consolidate with any other subsidiary, or with the Borrower so long as the Borrower is the survivor);
12. The loan-to-value ratio of any pledged securities at any time exceeds    %,
    and such excess continues for five (5) days after notice from the Bank to the Borrower;
13. There is a substantial change in the existing or prospective financial condition of the Borrower or any Guarantor which the Bank in good faith determines to be materially adverse;
14. The Bank in good faith deems itself insecure; then this note shall become due immediately, without notice, at the Bank's option.

REMEDIES: If this note is not paid at maturity, whether by acceleration or otherwise, the Bank shall have all of the rights and remedies provided by any law or agreement. Any requirement of reasonable notice shall be met if the Bank sends the notice to the Borrower at least seven (7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Bank is authorized to cause all or any part of the Collateral to be transferred to or registered in its name or in the name of any other person, firm or corporation, with or without designation of the capacity of such nominee. The Borrower shall be liable for any deficiency remaining after disposition of any Collateral. The Borrower is liable to the Bank for all reasonable costs and expenses of every kind incurred in the making or collection of this note, including, without limitation, reasonable attorneys' fees and court costs. These costs and expenses shall include, without limitation, any costs or expenses incurred by the Bank in any bankruptcy, reorganization, insolvency or other similar proceeding.

WAIVER: Each endorser and any other party liable on this note severally waives demand, presentment, notice of dishonor and protest, and consents to any extension or postponement of time of its payment without limit as to the number or period, to any substitution, exchange or release of all or part of the Collateral, to the addition of any party, and to the release or discharge of, or suspension of any rights and remedies against, any person who may be liable for the payment of this note. No delay on the part of the bank in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

MISCELLANEOUS: The Borrower, if more than one, shall be jointly and severally liable, and the term "Borrower" shall mean any one or more of them. This note shall be binding on the Borrower and its successors, and shall inure to the benefit of the Bank, its successors and assigns. Any reference to the Bank shall include any holder of this note. This note is delivered in the State of Michigan and governed by Michigan law. Section headings are for convenience of reference only and shall not affect the interpretation of this note.

===============================================================================
PAYMENT GUARANTEED BY:
-------------------------------------------------------------------------------
(Signature)                             Address

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(Signature)                             Address

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(Signature)                             Address

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FOR BANK USE ONLY
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FACILITY AUTHORIZED TO LEND UNDER
-------------------------------------------------------------------------------


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METHOD OF DISBURSEMENT
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
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LOAN CLASSIFICATION
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Country Code    ORC Address                         SIC Code            Borr.      Branch Number     Social Security Number
                Div     Reg  Grp    Sect   ORC                          Code
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Maximum Account Limit           Special ID      Ln.     FRB Code  Officer     Loan     Profit    Tx.  Pr.  Yr.  Main Coll.  Reg U/
                                                Tm.               Initials    Purpose  Center    Ex   Rel  BA   Type
------------------------------------------------------------------------------------------------------------------------------------


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BILLING INSTRUCTIONS
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Payment     1st Principal     1st Interest    Interest Incl.   Principal      Interest       Lead Time          Day of Month
Amount      Payment           Payment                          Cycle          Cycle

------------------------------------------------------------------------------------------------------------------------------------
Int. Collars    Charge DDA Account Number                       Pymt.   Chg.    Rev.    Part           Maximum Note Limit
High     Low                                                    Type    Type    Cr.     Bght/Sold
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

[NBD LOGO]                                        CONTINUING SECURITY AGREEMENT

NAME OF DEBTOR:         National TechTeam, Inc.                   ("the Debtor")
                 -------------------------------------------------
TAXPAYER I.D. NO:       38-2774613
                 ---------------------------------------------------------------
                                             22000 Garrison Avenue,
DEBTOR'S ADDRESS (Chief executive office):   Dearborn, MI  48124
                                          --------------------------------------

GRANT OF SECURITY INTEREST: The Debtor grants to NBD BANK, a Michigan banking corporation, the secured party referred to as the "Bank", whose address is 611 Woodward Avenue, Detroit, Michigan 48226, a continuing security interest in the Collateral listed below, to secure the payment and performance of:

    All of Debtor's debt to the Bank; and

    (check if applicable)

    / / All of                                             's debt to the Bank.
              ---------------------------------------------
                 (Name of Borrower if other than Debtor)

Debt shall include each and every debt, liability and obligation of every type and description now owed or arising at a later time, whether they are direct or indirect, joint, several, or joint and several and whether or not of the same type or class as presently outstanding, which shall collectively be referred to as "Liabilities." Liabilities shall also include all interest, costs, expenses and reasonable attorney's fees accruing to or incurred by the Bank in collecting the Liabilities or in the protection, maintenance or liquidation of the Collateral.

COLLATERAL:
     / / Accounts Receivable     / / Equipment      / / Farm Products

     / / Inventory               / / Instruments    /X/ Specific (see Item 6)

NOTE: If no box is checked, it is expressly agreed by Debtor that the Bank is granted a security interest in "All Assets." "All Assets" of Debtor shall include Accounts Receivable, Inventory, Equipment, Instruments and Farm Products, all as defined below.

DESCRIPTION OF COLLATERAL: The Collateral covered by this agreement is all of the Debtor's property indicated above and defined below, present and future, including but not limited to any items listed on any schedule or list attached. Also included are all proceeds, including but not limited to stock rights, subscription rights, dividends, stock dividends, stock splits, or liquidating dividends, and all cash, accounts, chattel paper and general intangibles arising from the sale, rent, lease, casualty loss or other disposition of the Collateral, and any Collateral returned to, repossessed by or stopped in transit by the Debtor. Also included are the Debtor's books and records which relate to the Collateral. Where the Collateral is in the possession of the Bank, the Debtor agrees to deliver to the Bank any property which represents an increase in the Collateral or profits or proceeds of the Collateral.

  1. "Accounts Receivable" shall consist of accounts, chattel paper and general intangibles as those terms are defined in the Michigan Uniform Commercial Code ("UCC"). Also included is any right to a refund of taxes paid at any time to any governmental entity. Also included are letters of credit, and drafts under them, given in support of Accounts Receivable. Debtor warrants that its chief executive office is at the address shown above.

  2. "Inventory" shall consist of all property held at any location by or for the Debtor for sale, rent or lease, or furnished or to be furnished by the Debtor under any contract of service, or raw materials or work in process and their products, or materials used or consumed in its business, and shall include containers and shelving useful for storing. Without limiting the security interest granted, the Inventory is presently located at

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------.

  3. "Equipment" shall consist of any goods at any time acquired, owned or held by the Debtor at any location primarily for use in its business, including but not limited to machinery, fixtures, furniture, furnishings and vehicles, and any accessions, parts, attachments, accessories, tools, dies, additions, substitutions, replacements and appurtenances to them or intended for use with them. Without limiting the security interest granted, the Equipment is presently located at
                                                    --------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------.

  4. "Instruments" shall consist of the Debtor's interest of any kind in any negotiable instrument or security as those terms are defined in the UCC, or any other writing which evidences a right to payment of money and is of a type which is, in the ordinary course of business, transferred by delivery alone or by delivery with any necessary endorsement or assignment.

  5. "Farm Products" shall consist of all poultry and livestock and their young, along with their products and produce; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in farming operations. The Debtor will provide the Bank with a written list of the buyers, commission
      merchants or selling agents to or through        whom it may sell the Farm
      Products, in form acceptable to the Bank. The Debtor will keep this list current by notice to the Bank at least 7 days prior to any sale. In this paragraph the term farm products, buyers, commission merchants and selling agents have the meanings given to them in the Federal Food Security Act of 1985, and Section 9307 of the UCC.

  6. "Specific" shall consist of the following, and all accessions, parts, attachments, accessories, additions, substitutions, replacements,
      appurtenances, and their related rights:   Aspect Teleset Customview
                                                 Director 24 LIC
                                              --------------------------------

      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
      presently located at:  22000 Garrison Avenue, Dearborn, MI  48124
                           ---------------------------------------------------

ADDITIONAL TERMS AND CONDITIONS: The Debtor agrees to all of the Additional Terms and Conditions on the reverse.

WAIVER OF JURY TRIAL: The Bank and the Debtor after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this agreement or any related instrument or agreement, or any of the transactions contemplated by this agreement, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Debtor shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Debtor except by a written instrument executed by both of them.

                                                                        DEBTOR:
Dated:   August 28,     ,1995            National TechTeam, Inc.
      ------------------   --           ---------------------------------------

                                         By:    Lawrence A. Mills
                                        ---------------------------------------
                                                Lawrence A. Mills, CFO

                                        ---------------------------------------

                                        ---------------------------------------

WARRANTIES & COVENANTS: The Debtor warrants and covenants to the Bank that:
1.  It will pay its Liabilities to the Bank secured by this agreement;
2. It is or will become the owner of the Collateral free from any liens, encumbrances or security interests, except for this security interest, and existing liens disclosed to and accepted by the Bank in writing, and will defend the Collateral against all claims and demands of all persons at any time claiming any interest in it;
3. It will keep the Collateral free of liens, encumbrances and other security interests, maintain it in good repair, not use it illegally and exhibit it to the Bank on demand;
4. At its own expense, the Debtor will maintain comprehensive casualty insurance on the Collateral against such risks, in such amounts, with such deductibles and with such companies as may be satisfactory to the Bank, and provide the Bank with proof of insurance satisfactory to the Bank. Each insurance policy shall contain a lender's loss payable endorsement satisfactory to the Bank and a prohibition against cancellation or amendment of the policy or removal of the Bank as loss payee without at least 30 days prior written notice to the Bank. In all events, the amounts of such insurance coverages shall conform to prudent business practices and shall be in such minimum amounts that the Debtor will not be deemed a co-insurer;
5. It will not sell or offer to sell or otherwise transfer the Collateral, nor change the location of the Collateral, without the written consent of the Bank, except in the ordinary course of business;
6. It will pay promptly when due all taxes and assessments on the Collateral, or for its use or operation;
7. No financing statement covering all or any part of the Collateral or any proceeds is on file in any public office, unless the Bank has approved that filing, and at the Bank's request the Debtor will execute one or more financing statements in form satisfactory to the Bank and will pay the cost of filing them in all public offices wherever filing is deemed by the Bank to be desirable;
8. It will immediately notify the Bank in writing of any name change or any change in business organization;
9. It will provide any information that the Bank may reasonably request, and will permit the Bank upon prior notice to inspect and copy its books and records during normal business hours.

ACCOUNTS RECEIVABLE: The Debtor acknowledges that if the Collateral includes "Accounts Receivable" then until the Bank gives notice to the Debtor to the contrary, the Debtor will, in the usual course of its business and at its own cost and expense, on the Bank's behalf but not as the Bank's agent, demand and receive and use its best efforts to collect all moneys due or to become due on the Accounts Receivable. Until the Bank gives notice to the Debtor to the contrary or until the Debtor is in default, it may use the funds collected in its business. Upon notice from the Bank or upon default, the Debtor agrees that all sums of money it receives on account of or in payment or settlement of the Accounts Receivable shall be held by it as trustee for the Bank without commingling with any of its funds, and shall immediately be delivered to the Bank with endorsement to the Bank's order of any check or similar instrument.
It is agreed that, at any time the Bank so elects, it shall be entitled, in its own name or in the name of the Debtor or otherwise, but at the expense and cost of the Debtor, to collect, demand, receive, sue for or compromise any and all Accounts Receivable, and to give good and sufficient releases, to endorse any checks, drafts or other orders for the payment of money payable to the Debtor and, in its discretion, to file any claims or take any action or proceeding which the Bank may deem necessary or advisable. It is expressly understood and agreed, however, that the Bank shall not be required or obligated in any manner to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. All notices required in this paragraph will be immediately effective when sent. Such notices need not be given prior to the Bank taking action.
REPRESENTATIONS BY DEBTOR: Each Debtor represents: (a) that the execution and delivery of this agreement and the performance of the obligations it imposes do not violate any law, conflict with any agreement by which it is bound, or require the consent or approval of any governmental authority or any third party; (b) that this agreement is a valid and binding agreement, enforceable according to its terms; and (c) that all balance sheets, profit and loss statements, and other financial statements furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. Each Debtor, if other than a natural person, further represents: (a) that it is duly organized, existing and in good standing under the laws where it is organized; and (b) that the execution and delivery of this agreement and the performance of the obligations it imposes (i) are within its powers; (ii) have been duly authorized by all necessary action of its governing body; and (iii) do not contravene the terms of its articles of incorporation or organization, its by-laws, or any agreement governing its affairs.
PLEDGE: If the Debtor is not liable for all or any part of the Borrower's obligations to the Bank (the "Debt"), then it agrees that:
(a) If any monies become available to the Bank that it can apply to any Debt, the Bank may apply them to Debt not secured by this agreement.
(b) Without notice to or the consent of the Debtor, the Bank may (i) take any action it chooses against any Borrower, against any collateral for the Debt, or against any other person liable for the Debt; (ii) release any Borrower or any other person liable for the Debt, release any collateral for the Debt, and neglect to perfect any interest in any such collateral; (iii) forbear or agree to forbear from exercising any rights or remedies, including any right of setoff, that it has against the Borrower, any other person liable for the Debt, or any other collateral for the Debt; (iv) extend to any Borrower additional Debt to be secured by this agreement; or
    (v) renew, extend, modify or amend any Debt, and deal with any Borrower or any other person liable for the Debt as it chooses.
(c) None of the Debtor's obligations under this agreement shall be affected by
    (i) any act or omission of the Bank; (ii) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower; (iii) any receivership, insolvency, bankruptcy, reorganization or other similar proceedings affecting any Borrower or any of its assets; or (iv) any change in the composition or structure of any Borrower or any Debtor, including a merger or consolidation with any other entity.
(d) The Bank's rights under this section and this agreement are unconditional and absolute, regardless of the unenforceability of any provision of any agreement between any Borrower and the Bank, or the existence of any defense, setoff or counterclaim that any Borrower may be able to assert against the Bank.
(e) It waives all rights of subrogation, contribution, reimbursement, indemnity, exoneration, implied contract, recourse to security, and any other claim (as that term is defined in the federal Bankruptcy Code, as amended from time to time) that it may have or acquire in the future against any Borrower, any other person liable for the Debt, or any collateral for the Debt, because of the existence of this agreement, the Debtor's performance under this agreement, or the Bank's availing itself of any rights or remedies under this agreement.
(f) If any payment to the Bank on any Debt is wholly or partially invalidated, set aside, declared fraudulent or required to be repaid to the Borrower or anyone representing the Borrower or the Borrower's creditors under any bankruptcy or insolvency act or code, under any state or federal law, or under common law or equitable principles, then this agreement shall remain in full force and effect or be reinstated, as the case may be, until payment in full to the Bank of the repaid amounts, and of the Debt. If this agreement must be reinstated, the Debtor agrees to execute and deliver to the Bank new agreements and financing statements, if necessary, in form and substance acceptable to the Bank, covering the Collateral.
DEFAULT/REMEDIES: If the Debtor or the Borrower fails to pay any of the Liabilities when due, or if a default by anyone occurs under the terms of any agreement related to any of the Liabilities, or if the Debtor dies or fails to observe or perform any term of this agreement, or if any representation or warranty contained in this agreement is untrue, or if there is a material change in the financial condition of the Debtor which the Bank in good faith determines to be materially adverse, then the Bank shall have the rights and remedies provided by law or this agreement, including but not limited to the right to require the Debtor to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, the right to take possession of the Collateral with or without demand and with or without process of law, and the right to sell and dispose of it and distribute the proceeds according to law. In connection with the right of the Bank to take possession of the Collateral, the Bank may take possession of any other items of property in or on the Collateral at the time of taking possession, and hold them for the Debtor without liability on the part of the Bank. If there is any statutory requirement for notice, that requirement shall be met if the Bank sends notice to the Debtor at least seven
(7) days prior to the date of sale, disposition or other event giving rise to the required notice. The Debtor shall be liable for any deficiency remaining after disposition of the Collateral.
MISCELLANEOUS:
    1. Where the Collateral is located at, used in or attached to a facility leased by the Debtor, the Debtor will obtain from the lessor a consent to the granting of this security interest and a subordination of the lessor's interest in any of the Collateral, in form acceptable to the Bank.
    2. At its option the Bank may, but shall be under no duty or obligation to, discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, pay for insurance on the Collateral, and pay for the maintenance and preservation of the Collateral, and the Debtor agrees to reimburse the Bank on demand for any payment made or expense incurred by the Bank, with interest at the maximum legal rate.
    3. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver, no single or partial exercise by the Bank of any right or remedy shall preclude any other exercise of it or the exercise of any other right or remedy, and no waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a waiver of that right on any future occasion.
    4. If any provision of this agreement is invalid, it shall be ineffective only to the extent of its invalidity, and the remaining provisions shall be valid and effective.
    5. Except as provided in the Accounts Receivable paragraph above, notice from one party to another relating to this agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or facsimile number set forth above by any of the following means: (a) hand delivery, (b) registered or certified mail, postage prepaid, with return receipt requested, (c) first class or express mail, postage prepaid, (d) Federal Express, Purolator Courier or like overnight courier service, or (e) facsimile, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with this section shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by first class, registered or certified mail, or on the next business day after mailing or deposit with an overnight courier service if delivered by express mail or overnight courier.
    6. All rights of the Bank shall inure to the benefit of the Bank's successors and assigns; and all obligations of the Debtor shall bind the Debtor's heirs, executors, administrators, successors and assigns. If there is more than one Debtor, their obligations are joint and several.
    7. A carbon, photographic or other reproduction of this agreement is sufficient and can be filed as a financing statement. The Bank is irrevocably appointed the Debtor's attorney-in-fact to execute any financing statement on the Debtor's behalf covering the Collateral.
    8. The terms and provisions of this security agreement shall be governed by Michigan law.